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                             The Glenmede Fund, Inc.
                                  (the "Fund")

                          Supplement dated July 9, 2001
                                       to
                                Equity Portfolios
               Prospectus and Statement of Additional Information
                             dated February 28, 2001


         Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus and Statement of Additional Information.

         TCW Investment Management Company ("TCW") serves as a sub-adviser to the Fund's Small Capitalization Growth Portfolio (the "Portfolio"). On July 6, 2001 Societe Generale Asset Management, S.A. ("SG Asset Management"), acquired a majority interest in The TCW Group Inc., the parent company of TCW, as a result of which, TCW is now an indirect subsidiary of SG Asset Management and its parent company, Societe Generale, S.A. ("Societe Generale"). This transaction constituted an assignment of, and automatically terminated, the existing Sub-Advisory Agreement among the Fund, Glenmede Advisers, Inc. and TCW with respect to the Portfolio.

         At a meeting held on June 12, 2001, the Board of Directors of the Fund approved a new Sub-Advisory Agreement among the Fund, Glenmede Advisers and TCW with respect to the Portfolio, which was approved by the shareholder of the Portfolio on July 19, 2001. The terms of the new Sub-Advisory Agreement, including the compensation payable to TCW thereunder, are identical to those of the former Sub-Advisory Agreement, except for the dates of effectiveness and termination.

         Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, a leading asset manager with over $150 billion under management. SG Asset Management has more than 1,200 employees serving private and corporate clients in 15 countries. With the combination of The TCW Group Inc., the new SG Asset Management will have more than $240 billion of assets under management.